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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 16, 2001



                             IMPERIAL SUGAR COMPANY
             (Exact name of registrant as specified in its charter)



          TEXAS                        1-10307                74-0704500
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)



                ONE IMPERIAL SQUARE
                    P. O. BOX 9
                 SUGAR LAND, TEXAS                        77487
      (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:  (281) 491-9181
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          On January 16, 2001, Imperial Sugar Company (the "Company") filed a voluntary petition for reorganization under chapter 11 of the United States Bankruptcy Code in the District of Delaware. Subject to the approval of the Bankruptcy Court, the Company will operate as a debtor-in-possession, which will enable the Company to continue operations during the reorganization proceeding. The Company has agreed with existing lenders for debtor-in-possession financing to provide a source of liquidity during the reorganization. In addition, the Company has agreed with existing lenders on the terms of a commitment for exit financing.

On January 16, 2001, the Company issued a press release in respect of the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1  Press Release dated January 16, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMPERIAL SUGAR COMPANY


Date:  January 16, 2001               By:  /s/ H. P. Mechler
                                         -------------------------
                                         Name:  H. P. Mechler
                                         Its:   Vice President, Accounting